Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to Section 906 of Sarbanes Oxley Act of 2002

In Connection with the Quarterly Report of Heartland Oil and Gas Corp. on Form 10-Q for the period ending March 31, 2008, as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Kamal Abdallah, Chief Financial Officer and Director of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

May 20, 2008	/S/ KAMAL ABDALLAH
Kamal Abdallah Chief Financial Officer